UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018

FLEXSHOPPER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37945	20-5456087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North Military Trail

Suite 200

Boca Raton, FL 33431

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 10, 2018, FlexShopper, Inc. (the “Company”) filed with the Securities and Exchange Commission and mailed to stockholders a Definitive Schedule 14A Consent Solicitation Statement (the “Consent Solicitation”). The Consent Solicitation solicited written consents of the Company’s stockholders approving and authorizing a Certificate of Amendment to its Certificate of Incorporation for the purpose of increasing the number of authorized shares of the Company’s common stock from 25,000,000 shares to 40,000,000 shares.

The deadline for submitting consents is 5:00 p.m. Eastern Time on November 10, 2018, subject to early termination or extension in the Company’s discretion (the “Expiration Date”). The Company will report final voting results after the voting is closed on the Expiration Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Date: October 16, 2018	By:	/s/ Russ Heiser
Russ Heiser
Chief Financial Officer

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